UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2010

MULTI-FINELINE ELECTRONIX, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-50812	95-3947402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3140 East Coronado Street

Anaheim, CA 92806

(Address of principal executive offices) (Zip Code)

(714) 238-1488

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 29, 2010, Multi-Fineline Electronix (Suzhou) Co., Ltd. (“MFC1”), a subsidiary of Multi-Fineline Electronix, Inc. (the “Company”), entered into a Line of Credit Agreement (the “MFC1 Credit Line”) with China Construction Bank, Suzhou Industry Park Sub-Branch (“CCB”), providing for a line of credit to MFC1 in an amount of 150 million Chinese Renminbi (“RMB”), and Multi-Fineline Electronix (Suzhou No. 2) Co., Ltd. (“MFC2”), also a subsidiary of the Company, entered into a Line of Credit Agreement (the “MFC2 Credit Line”) with CCB, providing for a line of credit to MFC2 in an amount of 150 million RMB. Each of the MFC1 and MFC2 Credit Lines will mature on March 28, 2013. Interest on the MFC1 and MFC2 Credit Lines will be calculated as follows: For US dollar lending, the interest rate will be calculated as the London Interbank Offered Rate (“LIBOR”) plus a mutually determined number of basis points. The interest rate may be adjusted once a quarter for changes in LIBOR. The basis points will be determined according to the US dollar lending cost in the China interbank borrowing market. For RMB lending, the interest rate is 90% of the basic rate issued by the People’s Bank of China (“PBOC”) on the loan start date, and the basic rate may be adjusted once a year if the PBOC adjusts the basic rate. A copy of each of the MFC1 Credit Line and MFC2 Credit Line are attached hereto.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

10.60	Line of Credit Agreement between Multi-Fineline Electronix (Suzhou) Co., Ltd. and China Construction Bank, Suzhou Industry Park Sub-Branch dated March 29, 2010

10.61	Facility Offer Letter between Multi-Fineline Electronix (Suzhou) Co., Ltd. and China Construction Bank, Suzhou Industry Park Sub-Branch dated March 29, 2010

10.62	Line of Credit Agreement between Multi-Fineline Electronix (Suzhou No. 2) Co. Ltd., and China Construction Bank, Suzhou Industry Park Sub-Branch dated March 29, 2010

10.63	Facility Offer Letter between Multi-Fineline Electronix (Suzhou No. 2) Co., Ltd. and China Construction Bank, Suzhou Industry Park Sub-Branch dated March 29, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 1, 2010	MULTI-FINELINE ELECTRONIX, INC.

	By:	/s/ REZA MESHGIN
Reza Meshgin
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.60	Line of Credit Agreement between Multi-Fineline Electronix (Suzhou) Co., Ltd. and China Construction Bank, Suzhou Industry Park Sub-Branch dated March 29, 2010

10.61	Facility Offer Letter between Multi-Fineline Electronix (Suzhou) Co., Ltd. and China Construction Bank, Suzhou Industry Park Sub-Branch dated March 29, 2010

10.62	Line of Credit Agreement between Multi-Fineline Electronix (Suzhou No. 2) Co. Ltd., and China Construction Bank, Suzhou Industry Park Sub-Branch dated March 29, 2010

10.63	Facility Offer Letter between Multi-Fineline Electronix (Suzhou No. 2) Co., Ltd. and China Construction Bank, Suzhou Industry Park Sub-Branch dated March 29, 2010

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